UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 13, 2021 (December 12, 2021)

CITIC Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong 999077
(Address of principal executive offices, including zip code)

(852) 3710-6888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	CCAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CCAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced on June 21, 2021, on June 28, 2021 and on November 15, 2021, CITIC Capital Acquisition Corp., a Cayman Islands exempted company limited by shares (“CCAC”, and, after the consummation of Business Combination, “Quanergy PubCo”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement” ”), by and among CCAC, CITIC Capital Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of CCAC (“Merger Sub”), and Quanergy Systems, Inc., a Delaware corporation (“Quanergy”). The transaction contemplated in the Merger Agreement is hereby referred to as the “Business Combination”.

GEM Agreement

On December 12, 2021, CCAC entered into a Share Purchase Agreement with GEM Global Yield LLC SCS (“GEM”) and GEM Yield Bahamas Limited (“GYBL”) (the “GEM Agreement”). Pursuant to the GEM Agreement, GEM has agreed to purchase up to $125,000,000 (the “Aggregate Limit”) of Quanergy PubCo’s common stock (the “Common Stock”) over a three-year period commencing on the date of the consummation of the Business Combination (the “Investment Period”). Under the GEM Agreement, CCAC may, by delivering a Draw Down Notice (as defined in the GEM Agreement) direct GEM to purchase shares of Common Stock in an amount up to 400% of the average daily trading volume for the thirty (30) trading days immediately preceding the date the Draw Down Notice is delivered. GEM is not obligated to purchase any shares of Common Stock which would result in GEM beneficially owning, directly or indirectly, at the time of the proposed issuance, more than 9.99% of the shares of Common Stock issued and outstanding. GEM will pay a purchase price per share equal to 90% of the average market closing price of the Common Stock during the thirty (30) consecutive trading days commencing with the first trading day on which a Draw Down Notice is delivered (the “Draw Down Pricing Period”).

Additionally, CCAC will issue a warrant with a 36-month term to GYBL on the date of the consummation of the Business Combination granting GYBL the right to purchase shares of Common Stock in an amount equal to 2.5% of the total number of shares of Common Stock outstanding as of the closing of the Business Combination (subject to adjustments described below), calculated on a fully diluted basis, at an exercise price per share equal to $10.00 per share. The warrant can be exercised on a cashless basis in part or in whole at any time during the term. Any failure by us to timely transfer the shares under the warrant pursuant to GYBL’s exercise will entitle GYBL to compensation in addition to other remedies. The number of shares underlying the warrant as well as the strike price is subject to adjustments for recapitalizations, reorganizations, change of control, stock split, stock dividend and reverse stock splits.

The GEM Agreement provides that Quanergy PubCo is required to, as soon as practicable but no later than 30 calendar days following the closing of the Business Combination (the “Filing Deadline”), submit to or file with the SEC a registration statement registering the resale of the shares of Common Stock that GEM and GYBL are entitled to receive pursuant to the GEM Agreement or the warrant as described above, respectively, including any securities issued or issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 45th calendar day following the earlier of (A) the filing of the registration statement and (B) the Filing Deadline and (ii) the 10th business day after the date Quanergy PubCo is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. Concurrently with the execution of the GEM Agreement, CCAC entered into a Registration Rights Agreement with CEM and GYBL (the “GEM RRA”) on the same terms.

Each of GEM and GYBL represented to CCAC, among other things, that it was an “accredited investor” (as such term is defined in Regulation D under the Securities Act), and CCAC will rely upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder when issuing shares of Common Stock under the GEM Agreement. The GEM Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. CCAC has the right to terminate the GEM Agreement with 90 day advance written notice to GYBL, provided that all of Commitment Fee (as defined in the GEM Agreement), in an amount equal to 2% of the Aggregate Limit, has been paid to GYBL.

The foregoing descriptions of the GEM Agreement and GEM RRA do not purport to be complete and are qualified in its entirety by reference to the complete text of the GEM Agreement and GEM RRA, which are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under “GEM Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Business Combination”), CCAC filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”) (File No. 333-257962), which includes the preliminary proxy statement/prospectus of CCAC. CCAC’s stockholders and other interested persons are advised to read the Registration Statement and the preliminary proxy statement/prospectus which forms a part of the Registration Statement, as well as any amendments previously filed and to be filed, and the effective Registration Statement and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination when available, as these materials will contain important information about the parties to the Merger Agreement. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of CCAC as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Shareholders of CCAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination because they will contain important information about CCAC, Quanergy and the proposed business combination. Shareholders of CCAC and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination because they contain important information about CCAC, Quanergy and the proposed business combination. Shareholders can also obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge at the SEC’s website at www.sec.gov or by directing a request to: CITIC Capital Acquisition Corp., 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, Attention: Fanglu Wang, telephone: +852 3710 6888.

Participants in the Solicitation

CCAC, Quanergy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CCAC’s shareholders in connection with the proposed business combination. CCAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCAC, including their ownership of CCAC’s securities in the Registration Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCAC’s shareholders in connection with the proposed business combination are set forth in the Registration Statement, which includes the preliminary proxy statement/prospectus of CCAC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination are included in the Registration Statement, which includes the proxy statement/prospectus that CCAC filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This current report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAC or Quanergy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This current report includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this current report, including those regarding the anticipated future adoption of our OPA-based solid-state technology in long range automotive and industrial applications, our expectations regarding advancements in long range automotive and industrial applications, increased vertical field of view and data rates, CCAC’s ability to consummate the proposed business combination, anticipated timing of the proposed business combination, and the combined company’s future products are forward-looking statements. These statements are based on various assumptions, whether or not identified in this current report, and on the current expectations of the respective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering in connection with the business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or will file, with the SEC, including the final amended registration statement on Form S-4 that will include proxy statements/prospectus that CCAC will file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this current report. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this current report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Share Purchase Agreement dated December 12, 2021, among CCAC, GEM and GYBL

99.2	Registration Rights Agreement dated December 12, 2021, among CCAC, GEM and GYBL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIC Capital Acquisition Corp.

Date: December 13, 2021

	By:	/s/ Fanglu Wang
	Name:	Fanglu Wang
	Title:	Chief Executive Officer